Sep. 30, 2018
MFS® Total Return Fund
MFS® Total Return Fund
SUPPLEMENT TO THE PROSPECTUS The date of this supplement is August 14, 2019. MFS® Total Return Fund
Effective immediately, the following is added at the end of the section entitled "Principal Investment Strategies" under the main heading entitled "Summary of Key Information":

Beginning December 31, 2019, in connection with the pending portfolio management changes described under the sub-section entitled "Portfolio Manager(s)," the portion of the fund for which equity securities are selected primarily based on blending fundamental and quantitative research will be transitioned over time to a strategy of selecting investments primarily based on fundamental analysis of individual issuers.  It is expected that the transition will be completed by December 31, 2020.